UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number 811-22145

Federal Life Trust

(Exact name of registrant as specified in charter)

3750 West Deerfield Road
Riverwoods, Illinois 60015

 (Address of principal executive offices)

William S. Austin
President and Chief Operating Officer
Federal Life Insurance Company (Mutual)
3750 West Deerfield Road
Riverwoods, Illinois 60015

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 233-3750

Date of fiscal year end: December 31

Date of reporting period: March 31, 2011

Item 1.  Schedule of Investments

Federal Life Trust
(A Delaware Series Statutory Trust)
Equity Portfolio Schedule of Investments
As of March 31, 2011 (Unaudited)

	Number of Shares	Fair Value

Investment Companies / ETFs — 98.5%
Emerging Market - Equity — 7.6%
Vanguard Emerging Markets Stock ETF	5,200	$254,384

Growth — 14.7%
Vanguard Growth ETF	7,600	488,680

Growth & Income — 7.5%
iShares Dow Jones Select Dividend Index	4,800	250,176

Growth & Value — 43.1%
iShares S&P MidCap 400 Index	4,100	404,834
iShares S&P SmallCap 600 Index	4,500	331,065
SPDR Trust Series 1	5,284	700,183
		1,436,082
Region Fund - Asian Pacific Ex Japan — 4.8%
Vanguard Pacific Stock ETF	2,900	161,907

Region Fund - European — 6.2%
Vanguard European ETF	4,000	207,800

Sector Fund - Energy — 2.0%
iShares S&P North American Natural Resources Sector Index	1,400	65,590

Sector Fund - Real Estate — 3.2%
Vanguard REIT Index ETF	1,800	105,282

Value - Large Cap — 9.4%
Vanguard Value ETF	5,500	311,960
Total Investment Companies / ETFs (Cost $2,536,728) — 98.5%		3,281,861
Money Market Fund at cost — 2.7%
Federated Prime Obligations, Institutional Class	89,351	89,351
Total Investments (Cost $2,626,079) — 101.2%		3,371,212
Liabilities less other assets — (1.2)%		(38,861)
Total Net Assets — 100.0%		3,332,351

ETF — Exchange Traded Fund
REIT — Real Estate Investment Trusts
The accompanying notes are an integral part of the schedule of investments.

Federal Life Trust
(A Delaware Series Statutory Trust)
Fixed Income Portfolio Schedule of Investments
As of March 31, 2011 (Unaudited)

	Number of Shares	Fair Value
Investment Companies / ETFs — 95.6%
Asset Backed Securities — 15.7%
iShares Barclays MBS Bond	1,600	$168,672

Corporate/Preferred-High Yield — 10.9%
iShares iBoxx $ High Yield Corporate Bond	1,273	117,065

Corporate/Preferred-Investment Grade — 26.4%
iShares Barclays 1-3 Year Credit Bond	480	50,132
iShares iBoxx Investment Grade Corporate Bond	2,150	232,630
		282,762
Government/Agency — 28.8%
iShares Barclays TIPS Bond	700	76,412
Vanguard Total Bond Market ETF	2,900	232,058
		308,470
Government/Agency - Intermediate-Term — 11.2%
iShares Barclays 1-3 Year Treasury Bond	550	46,062
iShares Barclays 3-7 Year Treasury Bond	440	50,239
iShares Barclays 7-10 Year Treasury Bond	250	23,253
		119,554
Government/Agency - Intermediate/Long-Term — 2.6%
iShares Barclays 10-20 Year Treasury Bond	133	14,869
iShares Barclays 20+ Year Treasury Bond	138	12,713
		27,582
Total Investment Companies / ETFs (Cost $1,005,771) — 95.6%		1,024,105
Money Market Fund at cost — 5.8%
Federated Prime Obligations, Institutional Class	61,983	61,983
Total Investments (Cost $1,067,754) — 101.4%		1,086,088
Liabilities less other assets — (1.4)%		(15,316)
Total Net Assets — 100.0%		$1,070,772

ETF — Exchange Traded Fund
The accompanying notes are an integral part of the schedule of investments.

Federal Life Trust
(A Delaware Series Statutory Trust)
Notes to Equity Portfolio and Fixed Income Portfolio Schedules of Investments
March 31, 2011 (Unaudited)

Note 1 - Industry Operations

The Federal Life Trust (the “Trust”) was organized on November 16, 2007 as a statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940. The Trust is an open-end, series management investment company with two Portfolios, the Federal Life Equity Portfolio and the Federal Life Fixed Income Portfolio (each a “Portfolio” and collectively the “Portfolios”). The Portfolios are investment vehicles for individual variable deferred annuity contracts issued by Federal Life Variable Annuity Account-A, a separate account. Shares of the Portfolios are offered only to Federal Life Insurance Company (Mutual) and the separate account to fund the benefits of individual variable deferred annuity contracts. Shares are not offered to the general public.

The Federal Life Equity Portfolio seeks to provide investors with capital appreciation. The Portfolio is a “fund-of-funds” and seeks to achieve its investment objective by investing primarily in a portfolio of securities of exchange-traded funds (each an “ETF” or “Underlying ETF” and collectively, “ETFs” or “Underlying ETFs”).

The Federal Life Fixed Income Portfolio seeks to provide investors with current income and preservation of capital. The Portfolio is a “fund-of-funds” and seeks to achieve its investment objective by investing primarily in a portfolio of securities of ETFs.

Note 2 - Summary of Significant Accounting Policies

Valuation of Investments

Investments in securities traded on a national securities exchange, including ETFs, are valued at the last reported sale price on the principal exchange, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (NOCP). Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Expenses incurred by the Trust with respect to more than one portfolio are allocated in proportion to the net assets of each portfolio except where allocation of direct expenses to each portfolio or an alternative allocation method can be more appropriately made.

Income Taxes

The Trust’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal or state income tax provision is required.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Trust's tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Trust recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

Note 2 - Summary of Significant Accounting Policies (Continued)

Income Taxes (Continued)

The Income Tax Statement requires management of the Trust to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the calendar year December 31, 2010, the Trust did not have a liability for any unrecognized tax benefits. The Trust has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  At December 31, 2010, the calendar years 2009 and 2010 remain open to examination in the Funds’ major tax jurisdictions.

Distributions to Shareholders

The Portfolios declare and pay dividends annually from net investment income and from net realized gains, if any. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Note 3 - Federal Income Taxes

The character of distributions made during the year from net investment loss or net realized gain may differ from character for federal income tax purposes due to differences in the recognition of income expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

As of March 31, 2011, the cost of securities, on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

	Equity Portfolio	Fixed Income Portfolio

Cost of Investments	$2,626,079	$1,067,754

Gross Unrealized Appreciation	745,133	21,287
Gross Unrealized Depreciation	-	(2,953)

Net Unrealized Appreciation on Investments	$745,133	$18,334

Note 4 - Fair Value Measurements

Under GAAP USA, Fair Value Measurement and Disclosures defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date.  Fair Value Measurement and Disclosures describes three approaches to measuring the fair value of assets and liabilities: the market approach, the income approach, and the cost approach. Each approach includes multiple valuation techniques. The standard does not prescribe which valuation technique should be used when measuring fair value, but does establish a fair value hierarchy that prioritizes the inputs used in applying the various techniques. Inputs broadly refer to the assumptions that market participants use to make pricing decisions, including assumptions about risk. Level 1 inputs are given the highest priority in the hierarchy while Level 3 inputs are given the lowest priority. Assets and liabilities carried at fair value are classified in one of the following three categories based on the nature of the inputs to the valuation technique used:

Note 4 - Fair Value Measurements (Continued)

•
Level 1 - Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets as of the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis.

•	Level 2 - Observable market-based inputs or unobservable inputs that are corroborated by market data.
•
Level 3 - Unobservable inputs that are not corroborated by market data. These inputs reflect management’s best estimate of fair value using its own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following tables set forth by level within the fair value hierarchy the company’s assets and liabilities that were accounted for at fair value on a recurring basis as of March 31, 2011. As required by Fair Value Measurement and Disclosures, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The Trust’s assessment of the significance of a particular input to the fair value measurement requires judgment, and may affect their placement within the fair value hierarchy.

		Recurring Fair Value Measurement at Reporting Date
Description		Quoted Prices
		in Active	Significant
	Fair Value	Markets for	Other	Significant
	as of	Identical	Observable	Unobservable
	March 31,	Assets	Inputs	Inputs
	2011	( Level 1)	(Level 2)	(Level 3)

Equity Portfolio
Assets
Investment Companies, ETFs	$3,281,861	$3,281,861	$-	$-
Money Market Fund	89,351	89,351	-	-

Fixed Income Portfolio
Assets
Investment Companies, ETFs	1,024,105	1,024,105	-	-
Money Market Fund	61,983	61,983	-	-
	$4,457,300	$4,457,300	$-	$-

All Investment Companies/ETFs held in the Portfolios are Level 1 securities. For a detailed breakout of the Investment Companies/ETFs by investment objective, please refer to Individual Series Schedule of Investments.

Note 5 – Indemnifications

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations, which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss to be remote.

Item 2.  Controls and Procedures

a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

b)
There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits

Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Federal Life Trust

By:  /s/ William S. Austin
William S. Austin
President and Trustee
Date:  May 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ William S. Austin
William S. Austin
President and Trustee
Date:  May 20, 2011

By:  /s/ Anders Raaum
Anders Raaum
Treasurer
Date:  May 20, 2011